UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 12, 2013

SALIX PHARMACEUTICALS, LTD.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction

of incorporation)

000-23265	94-3267443
(Commission File Number)	(IRS Employer ID Number)

8510 Colonnade Center Drive,

Raleigh, North Carolina 27615

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (919) 862-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On February 1, 2013, Salix Pharmaceuticals, Inc., a wholly owned subsidiary of Salix Pharmaceuticals, Ltd. (the “Company”) , received a subpoena from the U.S. Attorney’s Office for the Southern District of New York requesting documents regarding the Company’s sales and promotional practices for Xifaxan® (rifaximin), Relistor® (methylnaltrexone bromide) and Apriso® (mesalamine). The Company is in the process of responding to the subpoena and intends to cooperate fully with the subpoena and related government investigation. The Company cannot predict or determine the impact of this inquiry on our financial condition or results of operations.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SALIX PHARMACEUTICALS, LTD.

Date: February 12, 2013	/s/ Adam C. Derbyshire
Adam C. Derbyshire
Executive Vice President and Chief Financial Officer